PROSPECTUS SUPPLEMENT                                 EXHIBIT 99.1
(To Prospectus dated February 17, 2006)               REGISTRATION NO. 333-44286

                               [GRAPHIC OMITTED]



                        1,000,000,000 Depositary Receipts
                          Europe 2001 HOLDRS (SM) Trust

         This prospectus supplement supplements information contained in the prospectus dated February 17, 2006 relating to the sale of up to 1,000,000,000 depositary receipts by the Europe 2001 HOLDRS (SM) Trust.

         The share amounts specified in the table in the "Highlights of Europe 2001 HOLDRS" section of the base prospectus shall be replaced with the following:

                                                                                        Primary U.S.
                                                                              Share        Trading
                         Name of Company(1)                    Ticker        Amounts       Market
          ------------------------------------------------- ------------- ------------ ---------------
           AEGON, N.V.                                           AEG           5.2          NYSE
           Alcatel*                                              ALA            3           NYSE
           Amdocs Limited                                        DOX            3           NYSE
           ARM Holdings plc*                                    ARMHY           8          NASDAQ
           ASM International N.V.                               ASMI           13          NASDAQ
           ASML Holding N.V.                                    ASML            7          NASDAQ
           AstraZeneca PLC.*                                     AZN            4           NYSE
           AXA*                                                  AXA            6           NYSE
           Bookham Inc.                                         BKHM           1.2         NASDAQ
           BP p.l.c.*                                            BP             4           NYSE
           Business Objects S.A.*                               BOBJ           4.5         NASDAQ
           DaimlerChrysler AG                                    DCX            4           NYSE
           Deutsche Telekom AG*                                  DT             5           NYSE
           Diageo p.l.c.*                                        DEO            5           NYSE
           Elan Corporation, p.l.c.*                             ELN            4           NYSE
           Ericsson LM Telephone Company* (2)                   ERIC           1.6         NASDAQ
           GlaxoSmithKline p.l.c.*                               GSK            6           NYSE
           Infineon Technologies AG*                             IFX            5           NYSE
           ING Group N.V.*                                       ING            4           NYSE
           IONA Technologies p.l.c.*                            IONA            3          NASDAQ
           Koninklijke Philips Electronics N.V.                  PHG            5           NYSE
           Millicom International Cellular S.A.*                MICC            8          NASDAQ
           Nokia Corp.*                                          NOK            5           NYSE
           Novartis AG*                                          NVS            5           NYSE
           Qiagen N.V.                                          QGEN            6          NASDAQ
           Repsol YPF, S.A.*                                     REP           11           NYSE
           Ryanair Holdings p.l.c.*                             RYAAY           8          NASDAQ
           Sanofi-Aventis SA*                                    SNY         4.6956         NYSE
           SAP AG*                                               SAP            4           NYSE
           (New) Scottish Power p.l.c.*                          SPI        5.555557        NYSE
           Serono S.A.*                                          SRA            9           NYSE
           Shire p.l.c.*                                        SHPGY           4          NASDAQ
           Skillsoft p.l.c.*                                    SKIL            6          NASDAQ
           STMicroelectronics N.V.                               STM            4           NYSE

                                                   (continued on following page)

                                                                                        Primary U.S.
                                                                             Share         Trading
                          Name of Company                     Ticker        Amounts        Market
          ------------------------------------------------- ------------- ------------ ---------------
           Telefonica S.A.*                                     TEF       4.555843218       NYSE
           Total S.A.*                                          TOT            6            NYSE
           UBS AG                                               UBS            6            NYSE
           Unilever N.V.                                        UN             9            NYSE
           (New) Vodafone Group p.l.c.* (3)                     VOD           5.25          NYSE
           New WPP Group p.l.c.*                               WPPGY           3           NASDAQ

         ----------------
         * The securities of these non-U.S. companies trade in the United States as American Depository Receipts. Please see "Risk Factors" and "Federal Income Tax Consequences--Special considerations with respect to underlying securities of foreign issuers" for additional information relating to an investment in a non-U.S. company.

(1) Effective August 4, 2006, Vivendi Univl SA - S.A. (NYSE ticker "V"), a component of the Europe 2001+ HOLDRS Trust, was delisted from trading on NYSE. As a result of the delisting, shares of Vivendi were distributed at a rate of
0.03 Vivendi Univl SA - S.A. shares per Europe 2001+ HOLDRS.

(2) Effective August 24, 2006, Ericsson (LM) Telephone Company-ADR (NASDAQ ticker "ERICY"), an underlying constituent of the Europe 2001+ HOLDRS Trust, changed its Ticker symbol to "ERIC."

(3) As a result of the Share Consolidation/Special Dividend of Vodafone Group PLC (NYSE ticker "V"), a constituent of the Europe 2001+ HOLDRS Trust,
(New) Vodafone Group PLC has replaced Vodafone Group PLC as an underlying constituent of the Trust. For each share of Vodafone Group PLC held, shareholders received 0.875 (New) Vodafone Group PLC shares and 42.8317. For the 6 shares of Vodafone Group PLC, represented by each 100 share round lot of Europe 2001+ HOLDRS, The Bank of New York received 5.25 shares of (New) Vodafone Group PLC shares and $16.9902. Effective July 31, 2006, creations and cancellations of Europe 2001+ HOLDERS Trust require 5.25 shares of (New) Vodafone Group PLC.


         The share amounts listed in the table above reflect all previous stock splits, dividends and business combination transactions.

          The date of this prospectus supplement is September 30, 2006.